Exhibit 10.8

FORM OF FACE OF CLASS A WARRANT CERTIFICATE

THESE WARRANTS AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS.  THESE WARRANTS AND SUCH SECURITIES MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS AND SUBJECT TO THE PROVISIONS OF THE WARRANT AND PREFERRED STOCK AGREEMENT, DATED AS OF OCTOBER 2, 2013, BETWEEN CUBIC ENERGY, INC. (THE “COMPANY”) AND ANCHORAGE ILLIQUID OPPORTUNITIES OFFSHORE MASTER III, L.P., ANCHORAGE ILLIQUID OPPORTUNITIES III (B), L.P., AIO III AIV, L.P., CORBIN OPPORTUNITY FUND, L.P., O-CAP PARTNERS, L.P. AND O-CAP OFFSHORE MASTER FUND, L.P.  A COPY OF SUCH WARRANT AND PREFERRED STOCK AGREEMENT IS AVAILABLE AT THE OFFICES OF THE COMPANY.

WARRANTS TO PURCHASE COMMON STOCK
OF CUBIC ENERGY, INC.

No.	Certificate for Class A Warrants

This certifies that [HOLDER], or registered assigns, is the registered holder of the number of Class A Warrants (the “Warrants”) set forth above. Each Warrant entitles the holder thereof (a “Holder”), subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from Cubic Energy, Inc., a Texas corporation (the “Company”), one share of the Company’s common stock, par value $0.05 per share (“Common Stock’), subject to adjustment upon the occurrence of certain events specified herein and in the Warrant Agreement, at the exercise price (the “Exercise Price”) of $0.01 per share, subject to adjustment upon the occurrence of certain events specified herein and in the Warrant Agreement.

This Warrant Certificate is issued under and in accordance with the Warrant and Preferred Stock Agreement, dated as of October 2, 2013 (the “Warrant Agreement”), between the Company and Anchorage Illiquid Opportunities Offshore Master III, L.P., Anchorage Illiquid Opportunities III (B), L.P., AIO III AIV, L.P., Corbin Opportunity Fund, L.P., O-CAP Partners, L.P. and O-CAP Offshore Master Fund, L.P. (together with their successors and assigns, the “Investors”), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof.  The Warrant Agreement is hereby incorporated herein by reference and made a part hereof.  Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Investors and the Holders of the Warrants.

This Warrant Certificate shall terminate and be void at 5:00 p.m., Dallas, Texas time on October 2, 2019 (the “Expiration Date”).

As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable from time to time on any Business Day and ending on the Expiration Date.

The Exercise Price and the number of shares of Common Stock issuable upon the exercise of each Warrant are subject to adjustment as provided in the Warrant Agreement.

All shares of Common Stock issuable by the Company upon the exercise of Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

In order to exercise a Warrant, the registered holder hereof must surrender this Warrant Certificate at the principal place of business of the Company, with the Exercise Subscription Form on the reverse hereof duly executed by the Holder hereof, with signature guaranteed as therein specified, together with any required payment in full of the Exercise Price then in effect (unless the Holder shall have elected Net Share Settlement, as such term is defined in the Warrant Agreement) for the share(s) of Underlying Common Stock as to which the Warrant(s) represented by this Warrant Certificate are submitted for exercise, all subject to the terms and conditions hereof and of the Warrant Agreement.

The Company shall pay all transfer, stamp and other similar taxes that may be imposed in respect of the issuance or delivery of the Warrants or in respect of the issuance or delivery by the Company of any securities upon exercise of the Warrants.

This Warrant Certificate and all rights hereunder are transferable by the registered holder hereof, subject to the terms of the Warrant Agreement, in whole or in part, on the register of the Company, upon surrender of this Warrant Certificate for registration of transfer at the principal place of business of the Company, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by the Holder hereof or his attorney duly authorized in writing, with signature guaranteed as specified in the attached Form of Assignment. Upon any partial transfer, the Company will issue and deliver to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

No service charge shall be made to a Holder for any registration of transfer or exchange of the Warrant Certificates, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Each taker and holder of this Warrant Certificate by taking or holding the same, consents and agrees that this Warrant Certificate when duly endorsed in blank shall be deemed negotiable and that when this Warrant Certificate shall have been so endorsed, the holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the register of the Company, any notice to the contrary notwithstanding, but until such transfer on such register, the Company may treat the registered Holder hereof as the owner for all purposes.

This Warrant Certificate and the Warrant Agreement are subject to amendment as provided in the Warrant Agreement.

All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

Copies of the Warrant Agreement are on file at the office of the Company and may be obtained by writing to the Company at the following address: Cubic Energy, Inc., 9870 Plano Road, Dallas, Texas 75201, Attention:  Company Secretary.

Dated:           [•]

CUBIC ENERGY, INC.

By:
Name:
Title:

FORM OF REVERSE OF CLASS A WARRANT CERTIFICATE

EXERCISE SUBSCRIPTION FORM

(To be executed only upon exercise of Warrant)

To:  Cubic Energy, Inc.

The undersigned irrevocably exercises                                  of the Class A Warrants for the purchase of one share (subject to adjustment in accordance with the Warrant Agreement) of Common Stock, par value $0.05 per share, of Cubic Energy, Inc., for each Class A Warrant represented by the Warrant Certificate and herewith (a) (i) elects for Net Share Settlement of such Class A Warrants by marking X in the space that follows       , or (ii) makes payment of $                     (such payment being by means permitted by the Warrant Agreement and the within Warrant Certificate), in each case at the Exercise Price and on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, (b) surrenders this Warrant Certificate and all right, title and interest therein to Cubic Energy, Inc.* and (c) directs that the shares of Common Stock deliverable upon the exercise of such Class A Warrants be registered in the name and delivered at the address specified below.

Date:

**
(Signature of Owner)

(Street Address)

	(City)	(State)	(Zip Code)

Signature Guaranteed by:

*                                         If less than all Class A Warrants represented by the Warrant Certificate are surrendered, state: (b) surrenders this Warrant Certificate and requests a new Warrant Certificate for Class A Warrants that are not surrendered be issued in accordance with Section 3.4(d) of the Warrant Agreement.

**                                  The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a financial institution satisfactory to the Investors.

Securities to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code: